Exhibit 10.10
Wrap-N-Roll USA, Inc.
Form SB-2, amendment No. 1
File No. 333-64800

                      WRAP-N-ROLL USA, INC.
                        SERVICE AGREEMENT

Business
Name___________________________Contact___________________________
Address________________________City____________State____Zipcode______
Billing________________________City____________State____Zipcode_____
Phone (      )____-______ Fax (     )____-______ Other (  )____-______

This agreement for the marketing services of Wrap-n-Roll USA is entered into this _______day of ___________,_______,by and between Wrap-n-Roll USA (hereinafter referred to as "WNR") and ___________________________________________(hereinafter referred to as "Client").
                    WNR/CLIENT CONTRACT TERMS

This             month agreement shall be paid in:

[ ] One payment of $_________ ( __ month contract, includes
               production fee of  $____ plus ___
months of advertising at $_____ per month)

[ ]$ __________ down and ______ equal payments of $__________ due
on the first of each                month commencing on
___/___/___ and completing on receipt of final payment. Any payment not received by the 5th of each month will result in the removal of the advertisement. If client chooses to restart the program, an additional production fee will be charged. (Down payment includes production fee of $_______ and first months fee of $______)

[ ] Other terms
          _______________________________________________________
          _______________________________________________________
          _______________________________________________________

[ ] Additional Services $___________
Description______________________________________________________
_________________________________________________________________
_________________________________________________________________
_______________________________________________________

Payment Method:

[ ] Cash                      $____________
[ ] Check                     $____________ Check #__________
[ ] Money Order/Cashier Check $____________
[ ] Credit Card- MC   Visa    $ ____________
    Card #: ______________________________________  Expiration
                         Date: ____/____/____
    Card Holder Name: ____________________________
    Signature: ____________________________________

Signature hereby acknowledges acceptance of above agreement.

Client
Signature___________________________________Date  ___/____/____

WNR Signature
____________________________________________Date____/____/____

 P.O. Box 2015, Sandy, UT 84091-2015,  801-576-8073/TOLL FREE 1-
                          866-333-WRAP

                               E-7